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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): July 21, 2003
                                                           -------------



                               THE LTV CORPORATION
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                       1-4368                75-1070950
          --------                      --------               ----------
(State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)


5800 Lombardo Center, Suite 200, Seven Hills, Ohio                 44131
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   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (216) 642-7100
                                                          ---------------



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          (Former Name or Former Address, if Changed Since Last Report)



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         ITEM 5.  OTHER EVENTS.

         As previously disclosed, on December 29, 2000 The LTV Corporation and 48 of its wholly owned subsidiaries (the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court"). On July 21, 2003, the Debtors submitted to the Bankruptcy Court their Operating Reports for the period ended June 30, 2003, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

          99.1 Operating Report for the period ended June 30, 2003 for LTV Integrated Steel Business as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division

          99.2 Operating Report for the period ended May 31, 2003 for LTV Copperweld Business as filed with the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE LTV CORPORATION


                                           By:    /s/ Glenn J. Moran
                                                  --------------------------
         Date: July 21, 2003                      Name:  Glenn J. Moran
                                                  Title: Chief Executive Officer